UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 16, 2003

                                 --------------


                             Sel-Leb Marketing, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    New York                         1-13856                        11-3180295
--------------------------------------------------------------------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


                  495 River Street, Paterson, New Jersey 07524
             ------------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's Telephone Number, including Area Code: (973) 225-9880


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




ITEM 5.   OTHER EVENTS.

     On May 16,2003, Sel-Leb Marketing, Inc. (the "Company") issued a press release announcing the loss of a significant customer. The press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1 Press release issued by Sel-Leb Marketing, Inc. on May 16, 2003.





                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SEL-LEB MARKETING, INC.
                                              (Registrant)



Dated:  May 20, 2003                          By: /s/ George Fischer
                                              -------------------------
                                              Name:  George Fischer
                                              Title: Chief Financial Officer





                                 Exhibit Index
                                 -------------


          99.1   Press release issued by Sel-Leb Marketing, Inc. on
                 May 16, 2003.